UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 31, 2004
                                                         -----------------

                                 Donnkenny, Inc.
                                 ---------------
             (Exact name of registrant as specified in its charter)

        Delaware                      0-21940                    51-0228891
        --------                      -------                    ----------
(State or jurisdiction of           (Commission               (I.R.S. Employer
     incorporation)                  File No.)               Identification No.)

                        1411 Broadway, New York, NY 10018
                        ---------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 790-3900
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                                 --------------
          (Former Name of Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.04 - Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

      As previously reported, the Company and its operating subsidiaries are parties to a Credit Agreement (the "Credit Agreement") with CIT/Commercial Services (the "Lender"). The Credit Agreement provides the Company with a $65 million facility comprised of a revolving credit loan with sub limits for direct borrowings, letters of credit and certain over advances.

      As of December 31, 2004, the Company was not in compliance with its monthly financial covenants under the Credit Agreement. The Company has reported this non-compliance with financial covenants to its Lender. The Company and its Lender are in discussions concerning the impact of this non-compliance and the relationship between the Company and its Lender.

      As previously reported, the Company's entire cash and liquidity requirements for the operation of its business is provided through the Credit Agreement. Accordingly, the Company is wholly dependant upon its Lender to provide credit for the operation of its business. Absent this continued support and adequate funding by its Lender, the Company would have inadequate working capital and funding to operate its business and would cease to operate as a going concern. Under such circumstances, the Company, would be required to seek judicial relief under the Bankruptcy Law.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    DONNKENNY, INC.


                                                    By: /s/ Daniel H. Levy
                                                        ------------------------
                                                        Daniel H. Levy
                                                        Chief Executive Officer

Date: January 4, 2005


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